Other Payables and Accruals - Schedule of Other Payables and Accruals (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022		Dec. 31, 2021	[1]
Other Payables and Accruals [Abstract]
Construction payables	$ 4	$ 201
Payroll, welfare and bonus payables	1,916	2,148
Accrued professional service fee	645	816
Others	434	336
Other payables and accruals	$ 2,999	$ 3,501	[1]	$ 5,151

[1]
(i)    The Group elected to change its presentation currency from RMB to USD with effect from January 1, 2023 as described in Note 2 to these consolidated financial statements. The consolidated balance sheets as of January 1, 2022 and December 31, 2022 have been re-presented to reflect the Group's change in presentation currency.